Exhibit 99.1

 J.P. Morgan  44th Annual Healthcare Conference  January 14, 2026  Jim Clemmer, President & CEO

 Forward looking statements  2  Notice Regarding Forward-Looking Statements  This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding AngioDynamics' expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include the words such as "expects," "reaffirms," "intends," "anticipates," "plans," "believes," "seeks," "estimates," "projects," "optimistic," or variations of such words and similar expressions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. Investors are cautioned that actual events or results may differ materially from AngioDynamics' expectations, expressed or implied. Factors that may affect the actual results achieved by AngioDynamics include, without limitation, the scale and scope of the COVID-19 global pandemic, the ability of AngioDynamics to develop its existing and new products, technological advances and patents attained by competitors, infringement of AngioDynamics' technology or assertions that AngioDynamics' technology infringes the technology of third parties, the ability of AngioDynamics to effectively compete against competitors that have substantially greater resources, future actions by the FDA or other regulatory agencies, domestic and foreign health care reforms and government regulations, results of pending or future clinical trials, overall economic conditions (including inflation, tariffs, labor shortages and supply chain challenges including the cost and availability of raw materials), the results of on-going litigation, challenges with respect to third-party distributors or joint venture partners or collaborators, the results of sales efforts, the effects of product recalls and product liability claims, changes in key personnel, the ability of AngioDynamics to execute on strategic initiatives, the effects of economic, credit and capital market conditions, general market conditions, market acceptance, foreign currency exchange rate fluctuations, the effects on pricing from group purchasing organizations and competition, the ability of AngioDynamics to obtain regulatory clearances or approval of its products, or to integrate acquired businesses, as well as the risk factors listed from time to time in AngioDynamics' SEC filings, including but not limited to its Annual Report on Form 10-K for the year ended May 31, 2025. AngioDynamics does not assume any obligation to publicly update or revise any forward-looking statements for any reason.  Notice Regarding Non-GAAP Financial Measures  Management uses non-GAAP measures to establish operational goals and believes that non-GAAP measures may assist investors in analyzing the underlying trends in AngioDynamics’ business over time. Investors should consider these non-GAAP measures in addition to, not as a substitute for or as superior to, financial reporting measures prepared in accordance with GAAP. In this presentation, AngioDynamics has reported pro forma results, adjusted EBITDA (income before interest, taxes, depreciation and amortization and stock-based compensation); adjusted net income and adjusted earnings per share. Management uses these measures in its internal analysis and review of operational performance.  Management believes that these measures provide investors with useful information in comparing AngioDynamics’ performance over different periods. By using these non-GAAP measures, management believes that investors get a better picture of the performance of AngioDynamics’ underlying business. Management encourages investors to review AngioDynamics’ financial results prepared in accordance with GAAP to understand AngioDynamics’ performance taking into account all relevant factors, including those that may only occur from time to time but have a material impact on AngioDynamics’ financial results. Please see the tables that follow for a reconciliation of non-GAAP measures to measures prepared in accordance with GAAP.

# AngioDynamics

## Our proven success positions us for sustained growth and profitability in key markets.

### 2020 - Today

**Drove Performance and Built a More Dynamic Growth Focused Company**

**Sharpened Portfolio Focus**

- Active portfolio management to scale high-growth MedTech opportunities

**Accelerated Innovation**

- Expanded MedTech leadership through innovation, strategic M&A, clinical investment, and meaningful physician engagement

**Strengthened Financial Position**

- Delivered accelerated growth, streamlined operations, and improved margin performance

**Med Tech Growth & Sales Mix (%)**


25%
CAGR
$41M
16%
FY20
$127M
43%
FY25

### Today & Beyond

**Positioned for Sustained Profitable Growth**

**Accelerating Commercial Investment**

- Building a stronger go-to-market engine in Cardiovascular and Prostate to capture growth opportunities

**Fueling Innovation**

- Increasing R&D investment to deliver breakthrough technologies and long-term value

**Expanding Market Potential**

- Growing TAM as clinical data unlocks new indications across MedTech franchises

**Robust Product Pipeline**

- Leveraging leading platforms to accelerate innovation and support sustained expansion in attractive, high-growth markets

 Unrivaled Innovation  Our synergistic portfolio is focused on providing comprehensive solutions to help treat patients within two of the largest global healthcare markets  MINI STICK MAX  Prostate Care  $930M U.S. TAM  Med  Tech  Med  Device  Peripheral Artery Disease  (PAD)  $800M U.S. TAM  Venous Thromboembolism (VTE)  $5.5B U.S. TAM  Cardiovascular Disease  Cancer  A R T E R I A L  V E N O U S  4

# Cardiovascular Arterial

## Since its launch in September 2020, Auryon has been used in nearly 150,000 procedures and surpassed $200M in cumulative sales

### MARKET DYNAMICS



Addressable Procedures
TAM
$800M
Served Market

**Peripheral Artery Disease (PAD)**

- Hospital market growth fuels ASP stability
- New and expanded reimbursement coverage solidifies atherectomy's place in treatment algorithms
- AMBITION BTK further positions us for market expansion

**Auryon is versatile and effective at treating all types of lesions both through the femoral and radial approaches**

**Comprehensive Treatment Capability**

- Effectively addresses all lesion types, including severe calcification and in-stent restenosis

**Precision and Safety**

- Optimized technology delivers energy without thermal damage, with built-in aspiration to minimize embolization risk

**Efficiency and Proven Outcomes**

- Portable, easy-to-use system with clinically validated performance and high patency rates





AURYON

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# Cardiovascular Venous

## Venous Thromboembolism (VTE) represents an attractive, high growth, underpenetrated market opportunity

MARKET DYNAMICS


PE
$2.4B
TAM
$5.5B
Right
Heart
$280M
DVT
$2.8B

**PE + DVT = Venous Thromboembolism (VTE)**

- Mechanical Thrombectomy for **PE** is estimated to have penetrated ~20% of the TAM
- Mechanical Thrombectomy for **DVT** is estimated to have penetrated ~15% of the TAM

**Right Heart Cardiac Thrombus & Emboli**

- Growth is driven by rising increase in endocarditis and an aging population
- More interventionalists embrace percutaneous techniques and the structural heart market is expanding

ANGIOVAC



ALPHAVAC



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# Mechanical Thrombectomy

**Proprietary funnel cannula technology with the ability to have aspiration and simultaneous reinfusion with AngioVac or off-circuit manual aspiration control with AlphaVac**

## AlphaVac Indicated for Treatment of Pulmonary Embolism

ALPHAVAC



- Minimally invasive treatment used to treat PE and remove large blood clots, or thrombi, and other material from the venous system (veins), including the pulmonary arteries
- Manual aspiration control enables precise suction, enhanced physician control, and improved maneuverability for wireless navigation between the PA's



Manual Aspiration **HANDLE**



Large Bore Aspiration **CANNULA**



Proprietary **FUNNEL**

Complete system significantly improving reduction in clot burden vs. competitive technologies


ALPHAVAC

*Actual case result

## Aspiration & Simultaneous Reinfusion

ANGIOVAC



- Minimally invasive treatment used to remove large blood clots, or thrombi, and other material from the venous system (veins)
- On-circuit aspiration provides surgical results via percutaneous access by simultaneously reinfusing blood back in the patient's body, minimizing blood loss

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# APEX – AV Pivotal Study

## AlphaVac received FDA clearance for PE following APEX-AV study demonstrating efficacy and significantly improved reduction in clot burden vs. competitive technologies

**APEX-AV**

| | |
|---|---|
| Number of Sites | **25 US Sites** |
| Number of Patients | **122** |
| Timeline | **Oct. 2022 – Dec 2023** |

**Significant reduction in the RV/LV ratio**
- Significant improvement in the RV function

**Significant reduction in clot burden**
- Large funnel size (33 Fr) may aid in reducing the clot burden

**Procedure efficiency**
- Atraumatic tip provides easy and efficient navigation in the PAs
- Ability to minimize blood loss
- Short procedure time

| | APEX (AngioDynamics) | FLARE (Inari/Stryker) | EXTRACT-PE (Penumbra) |
|---|---|---|---|
| **Reduction in Clot Burden** | **35.1%** | 9.3% | 11.3% |

8

# Prostate Cancer

## Backed by real world evidence and compelling clinical data, NanoKnife is a one-of-a-kind technology poised to change the standard of care of men with prostate cancer

### MARKET DYNAMICS


Intermediate Risk
TAM
$930M
Focal Therapy
$60M

**Prostate Cancer is Prevalent, On the Rise & Debilitating**

- The most diagnosed male cancer in 112 countries, including the U.S.
- Incidence projected to double by 2040
- Focal therapy is less than 7% penetrated into the Intermediate Risk addressable market

**Only Function-preserving Therapy that Uses Electricity to Destroy Prostate Tumors**

- Destroys targeted tissue with precise margins, preserving vital structures and tissue integrity
- Backed by real world evidence and compelling clinical data, NanoKnife is a one-of-a-kind technology poised to change the standard of care of men with prostate cancer
- NanoKnife safely & effectively treats prostate tumors while avoiding the high incidence of erectile dysfunction and incontinence associated with radical surgery and radiation

NANOKNIFE Irreversible Electroporation (IRE) PROSTATE





9

# Irreversible Electroporation (IRE)

## Preserves the underlying structure of tissue giving physicians a more precise tool

NANOKNIFE
Irreversible Electroporation (IRE) PROSTATE

**Only IRE device FDA cleared** for prostate tissue

Efficiently **treats all segments** of the prostate

**Easy clinical integration**

Significantly **reduces quality of life side-effects** caused by other therapeutic options

### PROBE PLACEMENT

NanoKnife can be confidently used in all segments of an organ.





### DECELLULARIZATION

Destroys targeted tissue with precise treatment margins.



### NON-THERMAL

Spares vital structures by retaining the structural integrity of tissue.[3]



### REVASCULARIZATION

Facilitates functional tissue regeneration post-ablation.

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PRESERVE Pivotal Study  NanoKnife safely & effectively treats prostate tumors while avoiding the high incidence of erectile dysfunction and incontinence associated with radical surgery and radiation  IRE  Radical Surgery  Radiation Therapy  Erectile Function  (9%)  (51%)  (30%)  Urinary Continence  (1.2%)  (41%)  (8%)  Change from baseline at 1 year  Number of Sites  17 US Sites  Number of Patients  121  Follow Up  12 Months  Efficacy  84% of patients were free from clinically significant in-  field disease  Safety  3.3% of patients had a device related SAE, all of which resolved  We will continue to follow patients in PRESERVE study and collect data  10

 National Recognition for Oncology  Leveraging TIME and AARP to elevate awareness and credibility  Recognized as a top innovation in Medical & Healthcare  Highlights AngioDynamics’ leadership in minimally invasive oncology  National visibility and validation of our breakthrough technology  TIME’s Best Inventions of 2025  PRINT AD featured in AARP Magazine  (October/November “Medical Breakthroughs” issue)  Focus on awareness +  credibility  23+ million readers  10  DIGITAL BANNERS  Run-of-site  RUN-OF-SITE VIDEO  Patient Method of Action  Marketing Partnership

 Strong Product & Clinical Pipeline  Leveraging our leading platforms to fuel innovation, market expansion, and long-term  shareholder value in key growth markets  Platform  FY25 & Earlier  $7.2B US TAM  FY26 – FY31  $10.9B US TAM  Peripheral Artery Disease $800M US TAM  IVL Indication  DVT: $2.8B US TAM  Coronary: $900M US TAM  Pulmonary Embolism: $2.4B US TAM  Right Heart: $280 US TAM  Infective Endocarditis Indication  DVT: $2.8B US TAM  Left Heart: $760M US TAM  Prostate Cancer: $930M US TAM  BPH: $1.9B US TAM  13

 Compelling FY2026 Financial Outlook  Supported by balance sheet strength  $293  +14 - 16%  Med Tech  $312 - $314  FY 2026 G  Med Tech  FY 2026 Net Sales ($M)  FY 2025 A  Med Device  Metric  Action  Prior Guidance  Current Guidance  Net Sales  Increased  $308 - $313M  $312 - $314M  Med Tech Net Sales Growth  Unchanged  +14 – 16%  +14 – 16%  Med Device Net Sales Growth  Increased  Flat  +0 – 1%  Gross Margin  Unchanged  53.5 – 55.5%  53.5 – 55.5%  Adjusted EBITDA  Increased  +$6.0 - $10.0M  +$8.0 - $10.0M  Adjusted EPS  Unchanged  ($0.33) – ($0.23)  ($0.33) – ($0.23)  Free Cash Flow  Unchanged  Positive for Full Year  Positive for Full Year  +0 - 1%  Med Device  14  *Guidance was issued in conjunction with fiscal Q2 FY 2026 earnings call on Jan 6, 2026  Balance Sheet Strength Supports Long Term Strategy  $41.6M in Cash at Nov 30, 2025  Zero debt on balance sheet with flexibility from revolving line of credit  FY 2026 Financial Guidance*

 AngioDynamics Investment Summary  Attractive MedTech Platforms in High-Value Markets  Our MedTech segment operates in large, growing clinical markets, supported by differentiated technologies and proven clinical outcomes.  Demonstrated Execution and Portfolio Discipline  We have a strong track record of active portfolio management, disciplined R&D investment, successful clinical and regulatory expansion, and  customer-centric sales and marketing execution.  Self-Funded Growth Model  Our Med Device segment generates cash flow that funds targeted investments to accelerate MedTech innovation and growth.  Strong, Debt-Free Balance Sheet  We maintain a solid financial foundation with no debt, providing flexibility to invest, scale, and pursue strategic opportunities.  Clear Path to Profitability and Cash Generation  We expect to achieve adjusted EBITDA positivity by FY2025 and cash flow positivity by FY2026, reflecting improving operating leverage and margin expansion.  Positioned for Sustainable, Long-Term Value Creation  With focused strategy, financial strength, and innovation-driven growth, AngioDynamics is well positioned to deliver durable revenue growth and profitability over the long term.  15

 J.P. Morgan  44th Annual Healthcare Conference  January 14, 2026  Jim Clemmer, President & CEO